SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: October 28, 2004

(Date of earliest event reported)

THE NAUTILUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NE 136th Avenue

Vancouver, Washington 98684

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE NAUTILUS GROUP, INC.

FORM 8-K

Item 5.02(c). DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 25, 2004, The Board of Directors of The Nautilus Group, Inc. elected Diane L. Neal to the Company’s Board of Directors. Ms. Neal has over 24 years of consumer retail experience and most recently joined Gap as Senior Vice President Merchandising for Gap Outlet. Ms. Neal has held a variety of positions at Target Corporation, including President of the Mervyn’s subsidiary. Ms. Neal has an undergraduate degree in business from Michigan State University.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAUTILUS GROUP, INC.
(Registrant)

October 28, 2004	By:	/s/ Rod W. Rice
(Date)		Rod W. Rice, Chief Financial Officer and Secretary